                  AMENDMENT No. 3 TO REVOLVING CREDIT AGREEMENT, dated as of November 10, 1997, among HENRY SCHEIN, INC., a corporation organized under the laws of the State of Delaware (the "Borrower"), and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), FLEET BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States of America "("Fleet"), COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", New York Branch, a cooperative banking organization organized under the laws of The Netherlands ("Rabobank Nederland"), and EUROPEAN AMERICAN BANK, a New York banking corporation ("EAB"; collectively with Chase, Fleet and Rabobank Nederland, the "Banks"), and Chase, as Agent for the Banks.


                                RECITALS:

                  A. The parties hereto entered into that Revolving Credit Agreement, dated as of January 31, 1997 (such agreement as it has been amended through the date hereof, the "Credit Agreement").

                  B. The parties hereto desire to amend the Credit Agreement on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, the parties hereto agree as follows:

             ARTICLE 1. AMENDMENTS TO REVOLVING CREDIT AGREEMENT.

                  This Amendment shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and provisions of this Agreement are hereby incorporated by reference into the Credit Agreement as if such terms were set forth in full therein.

                  Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined terms therein in alphabetical order:

                  "Swing Line Loan Commitment" means $15,000,000 (U.S.), as such amount may be reduced in accordance to Section 2.4A.

                  "Swing Line Loans" means the loans made by Chase to the Borrower pursuant to Section 2.4A.

                  "Swing Line Loan Note" means the promissory note of the Borrower in favor of Chase evidencing the Swing Line Loans and substantially in the form of Exhibit 2.4A hereto as such promissory note may be amended, modified, supplemented, or replaced from time to time.

                  Section 1.2. The definition of the term "Aggregate Outstandings" contained in Section 1.1 of the Credit Agreement is hereby amended to provide in its entirety as follows:

                  "Aggregate Outstandings" means, at a particular time, the sum of (a) Aggregate Letters of Credit Outstanding at such time plus (b) Aggregate Banker's Acceptance Outstandings, at such time plus (c) the Dollar Equivalent of the aggregate outstanding principal amount of all Revolving Credit Loans at such time plus
                  (d) without duplication, the aggregate outstanding principal amount of all Swing Line Loans at such time.

                  Section 1.3. The definition of the term "Loan" contained in
Section 1.1 of the Credit Agreement is hereby amended to provide in its entirety as follows:

                  "Loan" means a Revolving Credit Loan, a Swing Line Loan, a Letter of Credit or Documentary Banker's Acceptance.

         Section 1.4. The definition of the term "Notes" contained in
Section 1.1 of the Credit Agreement is hereby amended to provide in its entirety as follows:

                  "Notes" means the Revolving Credit Notes and the Swing Line Note.

                  Section 1.5. Section 2.4(c) of the Credit Agreement is hereby amended by deleting the phrase "ten (10) different Interest Periods" therefrom and substituting the following in its place:

                  "twelve (12) different Interest Periods".

                  Section 1.6. Article 2 of the Credit Agreement is hereby amended by inserting the following new Section 2.4A therein immediately following Section 2.4 thereof:

                  Section 2.4A. Swing Line Loans.

                  (a) Swing Line Loan Commitment. Subject to the terms and conditions set forth herein, Chase agrees to make revolving loans to the Borrower in Dollars from time to time from the date hereof to the Revolving Credit Termination Date (each such loan, a "Swing Line Loan" and collectively, the "Swing Line Loans"); provided that (i) the aggregate amount of the Swing Line Loans outstanding at any one time shall not exceed the Swing Line Loan Commitment and (ii) the Aggregate Outstandings at any one time may not exceed the Total Revolving Credit Commitments. The Swing Line Loan Commitment may be reduced or terminated by Chase, in its sole discretion, upon three Business Days' notice to the Borrower. Prior to the Revolving Credit Termination Date, Swing Line Loans may be repaid and reborrowed by the Borrower in accordance with the provisions hereof. Upon the request of any Bank, Chase shall provide such Bank a schedule of Swing Line Loans then outstanding.

                  (b) Method of Borrowing Swing Line Loans. By no later than 12:00 noon,

New York City time, on the date of the requested borrowing of a Swing Line Loan, the Borrower shall give written notice (or telephone notice promptly confirmed in writing) to Chase. Each such notice shall be irrevocable and shall state (A) that a Swing Line Loan is requested, (B) the date of the requested Swing Line Loan which shall be a Banking Day) and (C) the principal amount of the Swing Line Loan requested. Each Swing Line Loan shall bear interest at such rate and shall have such maturity date as Chase and the Borrower shall agree upon receipt by Chase of any such notice from the Borrower, provided, that the maturity date for any Swing Line Loan shall not in any event be a date more than five (5) Banking Days from the date such Swing Line Loan is advanced or a date after the Revolving Credit Termination Date.

                  (c) Payment and Participations of Swing Line Loans. The Borrower agrees to repay all Swing Line Loans then outstanding within one Business Day of demand therefor by Chase, which may be accomplished by the Borrower requesting a Revolving Credit Loan pursuant to Section 2.4 hereof. The parties hereto intend that each Swing Line Loan will be refinanced within five (5) Banking Days of the making of such Swing Line Loan with the proceeds of a Revolving Credit Loan which shall be a LIBOR Loan. In the event that the Borrower shall fail to repay any Swing Line Loan within three Business Days after demand therefor by Chase, and in any event upon (i) a request by Chase, (ii) the occurrence of an Event of Default described in Sections 10.1(f) or 10.1(i) or (iii) the acceleration of any Note or termination of the Revolving Credit Commitments pursuant to Section 10, each other Bank shall irrevocably and unconditionally purchase from Chase, without recourse or warranty, an undivided interest and participation in such Swing Line Loan in an amount equal to such other Bank's Commitment Proportion thereof, by directly purchasing a participation in such Swing Line Loan in such amount (regardless of whether the conditions precedent thereto set forth in Section 5.2 hereof are then satisfied, whether or not the Borrower has requested a Loan and whether or not the Revolving Credit Commitments are then in effect, any Event of Default exists or all the Notes have been accelerated) and paying the proceeds thereof to Chase at 395 North Service Road, Melville, New York 11747, or at such other address as Chase may designate, in lawful money of the United States of America and in immediately available funds. Chase agrees to notify each Bank that is obligated to purchase a participation in Swing Line Loans hereunder of the occurrence of any event described in clauses (ii) or (iii) above promptly after Chase becomes aware thereof, but the failure to give such notice will not affect the obligation of any such Bank to purchase any such participation. Provided that Chase has provided notice to the Banks by 2:00 p.m., New York City time, the Banks shall purchase such participations on the same Banking Day. If any such notice is delivered after 2:00 p.m., New York City time, the Banks shall be obligated to purchase such participations on the next succeeding Banking Day. If such amount is not in fact made available to Chase by any Bank, Chase shall be entitled to recover such amount on demand from such Bank together with accrued interest thereon for each day from the date such amount is require to be paid, at the Federal Funds Rate. If such Bank does not pay such amount as provided above, and until such time as such Bank makes the required payment, Chase shall be deemed to continue to have outstanding
Swing Line Loans in the amount of such unpaid participation obligation for all purposes of the Facility Documents other than those provisions requiring the other Bank to purchase a participation therein. Further, such Bank shall be deemed to have assigned any and all payments made of principal and interest on its Loans, amounts due with respect to any Letters of Credit or Banker's Acceptances (or its participation interests therein) and any other amounts due to it hereunder to Chase to fund Swing Line Loans in the amount of the participation in Swing Line Loans that such Bank failed to purchase pursuant to this Section 2.4A(c) until such amount has been purchased (as a result of such assignment or otherwise). Upon the purchase of a participation interest in respect of such Swing Line Loan by a Bank pursuant to this Section 2.4A, the amount so funded shall become a Revolving Credit Loan by the purchasing Bank hereunder and shall no longer be a Swing Line Loan. On the date that the Banks are required to purchase participations in Swing Line Loans under this
Section 2.4A, Chase's pro rata share of such Swing Line Loans shall no longer be a Swing Line Loan hereunder but shall be a Revolving Credit Loan.

                  (d) Swing Line Note. The Swing Line Loans made by Chase shall be evidenced by a duly executed promissory note of the Borrower to Chase in the face amount of the Swing Line Loan Commitment and in substantially the form of Exhibit 2.4A.

                  (e) Funding of Swing Line Loans. Upon receipt of a request for a Swing Line Loan as provided above, Chase will fund such amount to the Borrower by 2:00 p.m., New York City time, on the date specified in such request by crediting an account of the Borrower on the books of Chase.

                  Section 1.7. Section 2.5 of the Credit Agreement is hereby amended by deleting the title thereto and substituting the following in its place: "Minimum Amounts of Loans" and by inserting the following sentence at the end thereof: "Each Swing Line Loan shall be in a minimum amount of $500,000 and, if greater in integral multiples of $100,000 in excess thereof."

                  Section 1.8. Section 2.8 of the Credit Agreement is hereby amended by inserting a new clause "(c)" at the end thereof which provides as follows:

                  "(c) Swing Line Loans, The Borrower shall pay interest on the outstanding and unpaid principal amount of each Swing Line Loan made under this Agreement at the fixed rate per annum agreed to by Chase and the Borrower at the time such Loan is made. Interest shall be calculated on the basis of the actual number of days elapsed divided by a year of (360) days and shall be paid to Chase for its own account on maturity of such Swing Line Loan."


                  Section 1.9. Section 3.3 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof: "For purposes of making calculations under this Section 3.3 only, the unused portion of the Total Revolving Credit Commitments shall be calculated as if there were no Swing Line Loans outstanding, regardless of the outstanding principal balance of Swing Line Loans."

                  Section 1.10. Section 3.7(a) of the Credit Agreement is hereby amended by inserting the following phrase at the beginning thereof:
"Except as provided in the last sentence of this Section 3.7(a)," and by inserting the following sentence at the end thereof: "Notwithstanding the foregoing, all payments under this Agreement on the Swing Line Note shall be made in Dollars in immediately available funds to Chase for its own account not later than 1:00 p.m. New York City time to the office of Chase specified above."

                  Section 1.11. Section 11.16 of the Credit Agreement is hereby amended by deleting the phrase "Except to the extent otherwise provided in this Agreement" therefrom and substituting the following in its place:
"Except with respect to Swing Line Loans which shall be made by, and shall be repaid to, Chase for its own account, and except as otherwise provided in this Agreement."

                 ARTICLE 2. SUPPLEMENT TO THE CREDIT AGREEMENT

         The Credit Agreement is hereby supplemented as follows:

                  Section 2.1. Simultaneously with the execution and delivery of this Amendment, the Borrower shall execute and deliver to Chase a Swing Line Note in the form annexed hereto as Exhibit 2.4A.

                  Section 2.2. All references in the Credit Agreement and in the Facility Documents to the "Agreement" shall be deemed to refer to the Agreement as amended and supplemented hereby; and unless the context otherwise requires all references in such documents to the Notes shall be deemed to include the Swing Line Note.

                  Section 2.3. The Credit Agreement and the Facility Documents shall each be deemed amended, to the extent necessary, to give effect to the provisions of this Amendment.

                   ARTICLE 3. REPRESENTATIONS AND WARRANTIES

                  The Borrower hereby represents and warrants to the Banks that:

                  Section 3.1. Each and every of the representations and warranties set forth in Article 6 of the Credit Agreement is true in all material respects as of the date hereof with respect to the Borrower and, to the extent applicable, the Guarantors and each of their Subsidiaries and with the same effect as though made on the date hereof (except when such representation or warranty by its terms relates to a specific date other than the date hereof), and is hereby incorporated herein in full by reference as if fully restated herein in its entirety. In addition, in order to induce the Banks to enter into this Amendment, the Borrower hereby covenants, represents and warrants to the Banks that since December 31, 1996, there has been no material adverse change in the business, operations, assets or financial or other condition of the Borrower or of the Borrower, the Guarantors and their Subsidiaries, taken as a whole.

                  Section 3.2. No Default or Event of Default, as defined in the Agreement now exists except as specifically waived hereby.

                  Section 3.3. The Borrower has the requisite corporate power and authority to enter into, perform and deliver this Amendment and the Swing Line Note, and any other documents, instruments, agreements or other writings to be delivered in connection herewith. This Amendment and the Swing Line Note, and all documents contemplated hereby or delivered in connection herewith, have each been duly authorized, executed and delivered and the transactions contemplated herein have been duly authorized by all necessary corporate action.

                  Section 3.4. This Amendment and the Swing Line Note and any other documents, agreements or instruments now or hereafter executed and delivered to the Banks by the Borrower in connection herewith constitute (or shall, when delivered, constitute) valid and legally binding obligations of Borrower, each of which is and shall be enforceable against Borrower in accordance with their respective terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors rights generally or by the effect of general principles of equity which may limit the enforceability of equitable remedies (whether in a proceeding at law or in equity).

                  Section 3.5. No representation, warranty or statement by the Borrower contained herein or in any other document to be furnished by the Borrower in connection herewith contains, or at the time of delivery shall contain, any untrue statement of material fact, or omits or at the time of delivery shall omit to state a material fact necessary to make such representation, warranty or statement not misleading.

                  Section 3.6. No consent, waiver or approval of any entity is or will be required in connection with the execution, delivery, performance, validity or enforcement or priority of this Amendment and the Swing Line Note, or any other agreements, instruments or documents to be executed and/or delivered in connection herewith or pursuant hereto.

                  Section 3.7. Except as previously disclosed to the Banks, there is no claim, litigation, investigation or proceeding pending or threatened against or otherwise materially affecting the Borrower's business. The Borrower's performance of its obligations hereunder and/or the validity or enforceability of this Amendment and the Swing Line Note are not the subject of any suit, investigation or proceeding, and the Borrower has no knowledge of any circumstances indicating that any such suit, investigation or proceeding is likely or imminent.

                             ARTICLE 4. CONDITIONS


                  This Amendment shall become effective only upon satisfaction of the following conditions precedent:

                  (a) Chase shall have received each of the following documents, in form and substance reasonably satisfactory to Chase and its counsel:

                  i. this Amendment and the Swing Line Note, duly executed by the Borrower;

                  ii. a certificate of the Secretary of the Borrower, dated the date of this Amendment, attesting to all corporate action taken by such entity, including resolutions of its Board of Directors authorizing the execution, delivery and performance of this Amendment, the Swing Line Note and each other document to be delivered pursuant to this Amendment, together with a certification that the certificate, articles of incorporation and the by-laws of the Borrower has not been amended, modified, revoked or rescinded since the Closing Date;

                  iii. a certificate of the Secretary of the Borrower dated the date of this Amendment certifying the names and true signatures of the officers of such entity authorized to sign this Amendment, the Swing Line Note and the other documents to be delivered by such entity under this Amendment; and

                  iv. such other documents, instruments, approvals, opinions and evidence as the Banks may reasonably require;

                  (b) the Borrower shall have obtained all consents, permits and approvals (if any) required in connection with the execution, delivery and performance by the Borrower of its obligations hereunder and such consents, permits and approvals shall continue in full force and effect; and

                  (c) all legal matters in connection with this financing shall be reasonably satisfactory to the Banks and their counsel.

                           ARTICLE 5. MISCELLANEOUS

                  Section 5.1. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

                  Section 5.2. This Amendment shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York.

                  Section 5.3. Except as specifically amended hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                            HENRY SCHEIN, INC.


                                            By:
                                               ---------------------------
                                            Name:    Steven Paladino
                                            Title:   Senior Vice President and
                                                     Chief Financial Officer

                                            THE CHASE MANHATTAN BANK, as
                                              Agent and a Bank


                                            By:
                                               ---------------------------
                                            Name:    Emelia K. Teige
                                            Title:   Vice President

                                            FLEET BANK, NATIONAL ASSOCIATION


                                            By:
                                               ---------------------------
                                            Name:
                                            Title:

                                            COOPERATIEVE CENTRALE RAIFFEISEN-
                                            BOERENLEENBANK B.A., "RABOBANK
                                            NEDERLAND", NEW YORK BRANCH


                                            By:
                                               ---------------------------
                                            Name:
                                            Title:

                                            By:
                                               ---------------------------
                                            Name:
                                            Title:

                                            EUROPEAN AMERICAN BANK

                                            By:
                                               ---------------------------
                                            Name:
                                            Title:

                                                                  EXHIBIT 2.4A

                                 FORM OF
                           SWING LINE LOAN NOTE

$15,000,000                                                   November 10, 1997

         FOR VALUE RECEIVED, HENRY SCHEIN, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of THE CHASE MANHATTAN BANK (the "Lender") at the office of the Lender (or at such other place or places as the holder of this Swing Line Loan Note may designate) as set forth in that certain Revolving Credit Agreement dated as of January 31, 1997 (as the same may be amended, modified, extended or restated from time to time, the "Agreement") among the Borrower and the Lender, FLEET BANK, NATIONAL ASSOCIATION, CENTRALE RAIFFEISEN-BOERENLEEN BANK B.A. "RABOBANK NEDERLAND" and EUROPEAN AMERICAN BANK and the Lender as Agent for the Banks, $20,000,000 or such lesser amount as shall equal the aggregate principal amount of all Swing Line Loans made by the Lender (and not otherwise repaid), pursuant to Section 2.4A of the Agreement, in lawful money and in immediately available funds, on the dates and in the principal amounts provided in the Agreement, and to pay interest on the unpaid principal amount of each Swing Line Loan made by the Lender at such office, in like money and funds, for the period commencing on the date of each Swing Line Loan until each Swing Line Loan shall be paid in full, at the rates per annum and on the dates provided in the Agreement.

         This Note is the Swing Line Loan Note referred to in the Agreement and evidences Swing Line Loans made by the Lender thereunder. The Lender shall be entitled to the benefits of the Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Agreement and the terms and conditions of the Agreement are expressly incorporated herein and made a part hereof.

         The Agreement provides for the acceleration of the maturity of the Swing Line Loans evidenced by this Swing Line Loan Note upon the occurrence of certain events (and for payment of collection costs in connection therewith) and for prepayments of Swing Line Loans upon the terms and conditions specified therein. In the event this Swing Line Loan
Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorney fees.

         The date, amount and interest rate of each Swing Line Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books; provided that the failure of the Lender to make any such recordation shall not affect the obligations of the Borrower to make a payment when due of any amount owing hereunder or under this Swing Line Loan Note in respect to the Swing Line Loans to be evidenced by this Swing Line Loan Note, and each such recordation shall be prima facie evidence of the obligations owing under this Swing Line Loan Note absent manifest error.

         THIS SWING LINE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed by its duly authorized officer as of the date first above written.


                                        HENRY SCHEIN, INC.



                                        By:
                                           ---------------------------------
                                        Name:
                                        Title: